Exhibit 10.50

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Agreement”), dated as of February 16, 2018, is made and entered into by and among Shenandoah Telecommunications Company, a Virginia corporation (the “Borrower”), each of the Subsidiaries of the Borrower identified as guarantors on the signature pages hereto (the “Guarantors,” and together with the Borrower, the “Loan Parties”), CoBank, ACB, as Administrative Agent for the Secured Parties (the “Administrative Agent”), and each of the Lenders party hereto.

WHEREAS, the Borrower, the Guarantors party thereto from time to time, the Administrative Agent and the Lenders party thereto from time to time have entered into that certain Credit Agreement, dated as of December 18, 2015 (as amended by that certain First Amendment to Credit Agreement dated as of March 29, 2016, and as may be further amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested, and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions provided herein, to certain modifications to the Credit Agreement, as more fully described herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Agreement, each of the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.  Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

SECTION 2.  Amendments.

(A) Section 1.1 of the Credit Agreement is hereby amended by replacing the grid set forth in the definition of “Pricing Grid” with the following:

		Revolving Loans and Term Loan A-1		Term Loan A-2		Revolving Loans
Level	Total Leverage Ratio	Applicable Margin for Base Rate Loans	Applicable Margin for LIBOR Rate Loans and Letter of Credit Fee	Applicable Margin for Base Rate Loans	Applicable Margin for LIBOR Rate Loans	Applicable Revolving Unused Commitment Fee Rate
Level I	< 2.25x	0.750%	1.750%	1.000%	2.000%	0.200%
Level II	> 2.25x and < 2.75x	1.000%	2.000%	1.250%	2.250%	0.200%
Level III	> 2.75x and < 3.25x	1.250%	2.250%	1.500%	2.500%	0.250%
Level IV	> 3.25x	1.500%	2.500%	1.750%	2.750%	0.375%

(B)  Section 7.3 of the Credit Agreement is hereby amended by adding a new clause (c)(v) thereto immediately after clause (c)(iv), to read as follows:

“or (v) is a charitable contribution to Shentel Foundation, a Virginia nonstock corporation, so long as the aggregate amount of all such contributions does not exceed $1,500,000 in any fiscal year.”

(C) Section 7.8 of the Credit Agreement is hereby amended by adding a new clause (n) thereto immediately after clause (m), to read as follows:

“and (n) Dispositions solely in cash to Shentel Foundation, a Virginia nonstock corporation, subject to the dollar limitation set forth in Section 7.3(c)(v).”

SECTION 3.  This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document. Except as expressly provided in this Agreement, the execution and delivery of this Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Loan Documents, and the Loan Documents shall remain in full force and effect.

SECTION 4.   Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(A)            Such entity has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by the Borrower and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

(B)             The execution, delivery and performance of this Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

(1)                require any Governmental Authority approval or violate any applicable Law relating to such entity;

(2)                conflict with, result in a breach of or constitute a default under the organizational documents of such entity, any material provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties may be bound or any Governmental Authority approval relating to it; or

(3)                result in or require the creation or imposition of any Lien (except as permitted by the Loan Documents) upon or with respect to any property now owned or hereafter acquired by such entity.

(C)       The representations and warranties of such entity set forth in the Loan Documents are true and correct in all material respects as of the date hereof, except that such representations and warranties that are qualified in the Credit Agreement by reference to materiality or Material Adverse Effect shall be true and correct in all respects, as of the date hereof (or, if such representation or warranty makes reference to an earlier date, as of such earlier date).

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(D)       No Event of Default under the Loan Documents has occurred and is continuing as of this date.

SECTION 5.  This Agreement will be effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of the Borrower, each Guarantor and the Lenders.

SECTION 6.  The Borrower hereby confirms and agrees that (a) each Collateral Document is and shall continue to be in full force and effect, and (b) the obligations secured by each such document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement.

SECTION 7.  Each of the Guarantors hereby confirms and agrees that (a) its guarantee contained in the Credit Agreement and each Collateral Document to which it is a party is and shall continue to be in full force and effect, and (b) the obligations guaranteed or secured by each such applicable document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement.

SECTION 8.  The Borrower agrees to pay to the Administrative Agent, on demand, all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, including, without limitation, the reasonable fees and expenses of counsel retained by the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement and all other instruments and documents contemplated hereby.

SECTION 9.  This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Each party hereto acknowledges and agrees that a facsimile or an electronic (“.pdf” or “.tif”) transmission to the Administrative Agent of signature pages hereof purporting to be signed on behalf of such party shall constitute effective and binding execution and delivery hereof by such party.

SECTION 10.  This Agreement is subject to, shall be governed by and shall be construed and enforced in accordance with all provisions of the Credit Agreement, including the governing law provisions thereof.

[Signatures Follow on Next Page.]

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Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

SHENANDOAH TELECOMMUNICATIONS COMPANY, as Borrower

By:
Name:	Christopher E. French
Title:	President and Chief Executive Officer

SHENTEL COMMUNICATIONS, LLC,
SHENTEL COMMUNICATIONS, LLC,
SHENTEL CABLE OF SHENANDOAH COUNTY, LLC,
SHENANDOAH CABLE TELEVISION, LLC,
SHENANDOAH PERSONAL COMMUNICATIONS, LLC,
SHENANDOAH MOBILE, LLC,
SHENTEL MANAGEMENT COMPANY,
each as a Guarantor

By:
Name:	Christopher E. French
Title:	President and Chief Executive Officer

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

[Signatures continued from previous page.]

COBANK, ACB, as Administrative Agent and a Lender

By:
Name:	Gloria Hancock
Title:	Managing Director

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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FIFTH THIRD BANK, as a Lender

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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CITIZENS BANK, N.A., as a Lender

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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TORONTO DOMINION (TEXAS) LLC, as a Lender

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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FARM CREDIT BANK OF TEXAS, as a voting participant pursuant to Subsection 11.7(d) of the Credit Agreement

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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AGFIRST FARM CREDIT BANK, as a voting participant pursuant to Subsection 11.7(d) of the Credit Agreement

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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FARM CREDIT SERVICES OF AMERICA, FLCA, as a voting participant pursuant to Subsection 11.7(d) of the Credit Agreement

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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COMPEER FINANCIAL, FLCA, as a voting participant pursuant to Subsection 11.7(d) of the Credit Agreement

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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FARM CREDIT MID-AMERICA, FLCA, as a voting participant pursuant to Subsection 11.7(d) of the Credit Agreement

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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FCS COMMERCIAL FINANCE GROUP, for AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a voting participant pursuant to Subsection 11.7(d) of the Credit Agreement

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as a voting participant pursuant to Subsection 11.7(d) of the Credit Agreement

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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AMERICAN AGCREDIT, FLCA, as a voting participant pursuant to Subsection 11.7(d) of the Credit Agreement

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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FARM CREDIT WEST, FLCA, as a voting participant pursuant to Subsection 11.7(d) of the Credit Agreement

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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MIDATLANTIC FARM CREDIT, FLCA, as a voting participant pursuant to Subsection 11.7(d) of the Credit Agreement

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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NORTHWEST FARM CREDIT SERVICES, FLCA, as a voting participant pursuant to Subsection 11.7(d) of the Credit Agreement

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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AGCHOICE FARM CREDIT, FLCA, as a voting participant pursuant to Subsection 11.7(d) of the Credit Agreement

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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FARM CREDIT EAST, ACA, as a voting participant pursuant to Subsection 11.7(d) of the Credit Agreement

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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WESTERN AGCREDIT, PCA, as a voting participant pursuant to Subsection 11.7(d) of the Credit Agreement

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]

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GOLDEN STATE FARM CREDIT, FLCA, as a voting participant pursuant to Subsection 11.7(d) of the Credit Agreement

By:
Name:
Title:

[Second Amendment to Credit Agreement – Shenandoah Telecommunications Company]